UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 24, 2026

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 Edina Industrial Blvd. Suite 575 Edina, Minnesota	55349
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PETV	OTCQX
Warrants	PETVW	OTCID

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 24, 2026, PetVivo Holdings, Inc. (the “Company”), PBM Acquisition Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), Cosmeta Corp., a wholly-owned subsidiary of the Company (“Operating Entity”), PiezoBioMembrane, Inc., a Delaware corporation (“PBM”), and the shareholders of PBM entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into PBM, with PBM surviving the merger as the surviving corporation and, immediately following the Closing, becoming a wholly-owned subsidiary of Cosmeta Corp. and an indirect wholly-owned subsidiary of the Company (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, the outstanding equity interests of PBM shall be converted into the right to receive an aggregate of 3,000,000 shares of the Company’s restricted common stock (the “Exchange Shares”), allocated among the PBM shareholders in accordance with the shareholder ledger attached to the Merger Agreement.

The Exchange Shares allocated to certain passive investor shareholders of PBM (the “Investor Shareholders”) shall be issued at Closing and shall be fully vested upon issuance, subject only to applicable securities law restrictions. Following the issuance of all Exchange Shares allocated to the Investor Shareholders, the remaining portion of the first 1,500,000 Exchange Shares shall be issued at Closing and fully vested to certain operating shareholders of PBM (the “Operator Shareholders”) on a pro rata basis in accordance with the shareholder ledger. The balance of the Exchange Shares allocated to the Operator Shareholders (the “Milestone Shares”) shall be issued at Closing but shall remain subject to forfeiture upon the failure to achieve certain development and regulatory milestones set forth in the Merger Agreement and the related vesting agreements.

The Milestone Shares may be retained by the applicable Operator Shareholders upon the achievement of specified milestones, including the completion of a Statement of Work for product development activities, the completion of regulatory planning and related development activities, and the receipt of regulatory authorization permitting commencement of clinical development activities, in each case as further described in the Merger Agreement and the applicable vesting agreements.

As a condition to Closing, PBM is required to satisfy certain closing obligations, including the payment or satisfaction of specified liabilities and obligations identified in the Merger Agreement. In addition, all outstanding preferred stock, SAFEs, options, warrants, convertible securities, and other rights to acquire PBM equity must be converted, exercised, cancelled, settled, or otherwise reflected in the capitalization of PBM prior to Closing.

Pursuant to the Merger Agreement, all intellectual property and general intangibles owned, controlled, licensed, developed, held for use, or used by PBM immediately prior to Closing, including patents, patent applications, trademarks, service marks, trade names, copyrights, domain names, software, source code, trade secrets, know-how, formulations, biomaterials, technical information, clinical information, regulatory materials, regulatory filings, manufacturing information, inventions, discoveries, improvements, works of authorship, data, documentation, licenses, development materials, research materials, goodwill and related intellectual property rights and general intangible assets, shall remain assets of PBM following the Closing. Following the Closing, PBM will operate as a wholly-owned subsidiary of Cosmeta Corp., and the Company expects Cosmeta Corp. to serve as the primary operating entity for the development, commercialization, licensing, manufacturing, and management of the intellectual property, technologies, products, and business opportunities acquired through the Merger.

The Merger Agreement also contemplates the continued engagement of certain key PBM personnel pursuant to consulting, advisory, and service arrangements designed to support the continued development, regulatory advancement, and commercialization of PBM’s technology platform.

The Closing of the Merger is subject to customary closing conditions, including, among other things, the completion of due diligence, the accuracy of representations and warranties, compliance with covenants, execution of vesting agreements by the Operator Shareholders, satisfaction of the closing obligations, the conversion or settlement of outstanding PBM securities, and the Company’s completion of an equity financing resulting in gross proceeds of not less than $5.0 million.

The Merger Agreement contains customary representations, warranties, covenants, indemnification provisions, and termination rights of the parties.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which the Company intends to file as an exhibit to a subsequent periodic report filed with the Securities and Exchange Commission. The Company intends to redact certain confidential portions of the Merger Agreement upon filing because such confidential portions are not material and would be competitively harmful to the Company if publicly disclosed.

Item 7.01. Regulation FD Disclosure

On June 24, 2026, the Company issued a press release announcing the entry into the Agreement with PBM, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company’s entry into the Agreement and Plan of Merger with PiezoBioMembrane, Inc. (“PBM”), the anticipated completion of the merger and related transactions, the expected ownership and operation of PBM through Cosmeta Corp., the anticipated acquisition and development of PBM’s intellectual property, technology platform, product candidates, biomaterials, and related assets, the achievement of development and regulatory milestones, the advancement and commercialization of functional biomaterials and regenerative medicine technologies, the potential expansion of such technologies into additional indications and applications, the timing and results of development, regulatory, manufacturing, commercialization, and business activities, and potential market opportunities associated with the Company’s existing and future product candidates and technology platforms.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance, achievements, or the successful completion of the merger transaction. Forward-looking statements are subject to risks and uncertainties that may cause the Company’s actual activities or results to differ materially from those expressed in any forward-looking statement, including, without limitation, risks relating to the satisfaction of closing conditions under the Merger Agreement, the Company’s ability to complete the required financing, the successful integration and operation of PBM within Cosmeta Corp., the development and commercialization of acquired technologies and product candidates, the receipt and timing of regulatory approvals, clearances, authorizations, or other regulatory actions, the timing and results of preclinical and clinical development activities, manufacturing and supply chain challenges, the Company’s ability to achieve development objectives, the protection and enforcement of intellectual property rights, the ability to retain key personnel and consultants, the acceptance of new technologies by customers and strategic partners, the size and development of potential markets, and the Company’s commercial collaborations and strategic relationships, as well as other risks and uncertainties described under the heading “Risk Factors” in documents filed by the Company from time to time with the Securities and Exchange Commission.

These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances occurring after the date hereof, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, regarding the Merger Agreement, dated June 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: June 25, 2026	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer